CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Metaphor Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Mark L. Baum, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this March 11, 2005    /s/    Mark L. Baum
Mark L. Baum, CEO

Dated this March 11, 2005    /s/    Mark L. Baum
Mark L. Baum, CFO